              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                            INCOME BUILDER FUND (A)

(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                            _                                   _
                           |      ______________________|
FORMULA:                   |     |         |
                           | /\ n |       ERV          |
                 T  =      |   \  |    ----------     | - 1
                           |    \ |        P         |
                           |     \|        |
                           |_              _|


                T   = AVERAGE ANNUAL TOTAL RETURN
                n   = NUMBER OF YEARS
                ERV = ENDING REDEEMABLE VALUE
                P   = INITIAL INVESTMENT

                                                                   (A)
  $1,000         ERV AS OF      AGGREGATE       NUMBER OF    AVERAGE ANNUAL
INVESTED - P     30-Sep-98     TOTAL RETURN     YEARS - n    TOTAL RETURN - T
------------    -----------   --------------   -----------   ----------------
30-Sep-97         $903.30         -9.67%            1.00         -9.67%
28-Jul-97         $957.00         -4.30%            1.17         -3.67%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

                            _                                   _
                           |      ______________________|
FORMULA:                   |     |         |
                           | /\ n |        EV          |
                 t  =      |   \  |    ----------     | - 1
                           |    \ |        P         |
                           |     \|        |
                           |_              _|

                 TR =          EV
                           ---------     - 1
                               P

          t  = AVERAGE ANNUAL TOTAL RETURN
               (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
          EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE) P = INITIAL INVESTMENT
          TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                  (C)                             (B)
   $1,000        EV AS OF        TOTAL        NUMBER OF     AVERAGE ANNUAL
INVESTED - P    30-Sep-98     RETURN - TR     YEARS - n    TOTAL RETURN - t
------------    ---------     -----------     ---------    ----------------
30-Sep-97         $953.30        -4.67%          1.00           -4.67%
28-Jul-97       $1,010.10         1.01%          1.17            0.86%

(D) GROWTH OF $10,000*
(E) GROWTH OF $50,000*
(F) GROWTH OF $100,000*

FORMULA:   G  = (TR+1)*P
           G  = GROWTH OF INITIAL INVESTMENT
           P  = INITIAL INVESTMENT
           TR = TOTAL RETURN SINCE INCEPTION


                   TOTAL             (D)   GROWTH OF            (E)   GROWTH OF            (F)   GROWTH OF
INVESTED - P       RETURN - TR      $10,000 INVESTMENT-G      $50,000 INVESTMENT - G   $100,000 INVESTMENT - G
-------------      -----------      --------------------      ----------------------   -----------------------

   28-Jul-97           1.01               $9,570                     $48,485                   $97,980



*INITIAL INVESTMENT $9,475, $48,000 & 97,000 RESPECTIVELY REFLECTS A 5.25%, 4% & 3% SALES CHARGE

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                            INCOME BUILDER FUND (B)

(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                            _                                   _
                           |      ______________________|
FORMULA:                   |     |         |
                           | /\ n |       ERV          |
                 T  =      |   \  |    ----------     | - 1
                           |    \ |        P         |
                           |     \|        |
                           |_              _|

                T   = AVERAGE ANNUAL TOTAL RETURN
                n   = NUMBER OF YEARS
                ERV = ENDING REDEEMABLE VALUE
                P   = INITIAL INVESTMENT

                                                                  (A)
  $1,000         ERV AS OF      AGGREGATE       NUMBER OF    AVERAGE ANNUAL
INVESTED - P     30-Sep-98     TOTAL RETURN     YEARS - n    TOTAL RETURN - T
------------    -----------   --------------   -----------   ----------------

 30-Sep-97         $903.40        -9.66%           1.00           -9.66%

 26-Jun-96       $1,237.80        23.78%           2.26            9.89%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

                            _                                   _
                           |      ______________________|
FORMULA:                   |     |         |
                           | /\ n |        EV          |
                 t  =      |   \  |    ----------     | - 1
                           |    \ |        P         |
                           |     \|        |
                           |_              _|

                 TR =          EV
                           ---------     - 1
                               P

          t  = AVERAGE ANNUAL TOTAL RETURN
               (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
          EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE) P = INITIAL INVESTMENT
          TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                  (C)                             (B)
   $1,000        EV AS OF        TOTAL        NUMBER OF     AVERAGE ANNUAL
INVESTED - P    30-Sep-98     RETURN - TR     YEARS - n    TOTAL RETURN - t
------------    ---------     -----------     ---------    ----------------

 30-Sep-97        $947.10        -5.29%          1.00            -5.29%

 26-Jun-96      $1,267.80        26.78%          2.26            11.06%

(D) GROWTH OF $10,000
(E) GROWTH OF $50,000
(F) GROWTH OF $100,000

FORMULA:   G  = (TR+1)*P
           G  = GROWTH OF INITIAL INVESTMENT
           P  = INITIAL INVESTMENT
           TR = TOTAL RETURN SINCE INCEPTION


$10,000            TOTAL             (D) GROWTH OF            (E) GROWTH OF            (F)   GROWTH OF
INVESTED - P       RETURN - TR      $10,000 INVESTMENT-G      $50,000 INVESTMENT - G   $100,000 INVESTMENT - G
-------------      -----------      --------------------      ----------------------   -----------------------
 26-Jun-96            26.78                $12,678                   $63,390                  $126,780

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                            INCOME BUILDER FUND (C)

(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                            _                                   _

                           |      ______________________|
FORMULA:                   |     |         |
                           | /\ n |       ERV          |
                 T  =      |   \  |    ----------     | - 1
                           |    \ |        P         |
                           |     \|        |
                           |_              _|

                T   = AVERAGE ANNUAL TOTAL RETURN
                n   = NUMBER OF YEARS
                ERV = ENDING REDEEMABLE VALUE
                P   = INITIAL INVESTMENT

                                                                   (A)
  $1,000         ERV AS OF      AGGREGATE       NUMBER OF    AVERAGE ANNUAL
INVESTED - P     30-Sep-98     TOTAL RETURN     YEARS - n    TOTAL RETURN - T
------------    -----------   --------------   -----------   ----------------
 30-Sep-97        $937.50          -6.25%          1.00            -6.25%
 28-Jul-97      $1,001.00           0.10%          1.17             0.09%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

                            _                                   _
                           |      ______________________|
FORMULA:                   |     |         |
                           | /\ n |        EV          |
                 t  =      |   \  |    ----------     | - 1
                           |    \ |        P         |
                           |     \|        |
                           |_              _|

                 TR =          EV
                           ---------     - 1
                               P

          t  = AVERAGE ANNUAL TOTAL RETURN
               (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
          EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE) P = INITIAL INVESTMENT
          TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                  (C)                             (B)
   $1,000        EV AS OF        TOTAL        NUMBER OF     AVERAGE ANNUAL
INVESTED - P    30-Sep-98     RETURN - TR     YEARS - n    TOTAL RETURN - t
------------    ---------     -----------     ---------    ----------------
 30-Sep-97        $946.20         -5.38%         1.00            -5.38%
 28-Jul-97      $1,001.00          0.10%         1.17             0.09%


(D) GROWTH OF $10,000
(E) GROWTH OF $50,000
(F) GROWTH OF $100,000

FORMULA:   G  = (TR+1)*P
           G  = GROWTH OF INITIAL INVESTMENT
           P  = INITIAL INVESTMENT
           TR = TOTAL RETURN SINCE INCEPTION


                   TOTAL             (D) GROWTH OF            (E) GROWTH OF            (D)   GROWTH OF
INVESTED - P       RETURN - TR      $10,000 INVESTMENT-G      $50,000 INVESTMENT - G   $100,000 INVESTMENT - G
-------------      -----------      --------------------      ----------------------   -----------------------
 28-Jul-97            0.10                 $10,010                     $50,050                 $100,100

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                            INCOME BUILDER FUND (D)

(A) TOTAL RETURN (NO LOAD FUND)

(B) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

                            _                                   _
                           |      ______________________|
FORMULA:                   |     |         |
                           | /\ n |        EV          |
                 t  =      |   \  |    ----------     | - 1
                           |    \ |        P         |
                           |     \|        |
                           |_              _|

                 TR =          EV
                           ---------     - 1
                               P

          t  = AVERAGE ANNUAL COMPOUND RETURN
          n  = NUMBER OF YEARS
          EV = ENDING VALUE
          P  = INITIAL INVESTMENT
          TR = TOTAL RETURN

                                  (A)                             (B)
   $1,000        EV AS OF        TOTAL        NUMBER OF     AVERAGE ANNUAL
INVESTED - P    30-Sep-98     RETURN - TR     YEARS - n    COMPOUND RETURN - t
------------    ---------     -----------     ---------    -------------------

 30-Sep-97        $955.40        -4.46%          1.00           -4.46%

 28-Jul-97      $1,012.50         1.25%          1.17            1.06%


(C) GROWTH OF $10,000
(D) GROWTH OF $50,000
(E) GROWTH OF $100,000




FORMULA:   G  = (TR+1)*P
           G  = GROWTH OF INITIAL INVESTMENT
           P  = INITIAL INVESTMENT
           TR = TOTAL RETURN SINCE INCEPTION


$10,000               TOTAL             (C) GROWTH OF            (D) GROWTH OF            (E)   GROWTH OF
INVESTED - P       RETURN - TR      $10,000 INVESTMENT-G      $50,000 INVESTMENT - G   $100,000 INVESTMENT - G
-------------      -----------      --------------------      ----------------------   -----------------------

 28-Jul-97             1.25               $10,125                     $50,625                  $101,250
